Exhibit 99.1

 January 2021R. Erik Holmlin, CEOChris Stewart, CFO  Corporate Overview

 Legal DisclaimerThis presentation contains forward-looking statements. Forward-looking statements describe future expectations, plans, results or strategies and are generally preceded by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential” and similar expressions (including the negative thereof). Forward-looking statements in this presentation include, but are not limited to, statements regarding: (i) growth drivers and expected levels of our organic growth; (ii) improvements to our manufacturing cost efficiency; (iii) the impact of our investment in R&D and commercial initiatives; (iv) our ability to stay in front of competitors’ improvements in technologies; and (v) other statements that are not historical facts.Actual results or developments may differ materially from those projected or implied in these forward-looking statements. Forward-looking statements are based only on current information, assumptions and expectations, and involve a number of risks and uncertainties relating to (i) challenges inherent in developing, manufacturing and commercializing products; (ii) the timing and mix of customer orders among our products; (iii) our ability to further deploy new products and applications and expand the markets for our technology platforms; (iv) third parties’ abilities to manufacture our instruments and consumables; (v) the success of products competitive with our own; (vi) our expectations and beliefs regarding future growth of the business and the markets in which we operate; (vii) the accuracy of our estimates, (viii) our ability to fund our operations and (ix) the application of generally accepted accounting principles which are highly complex and involve many subjective assumptions. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements contained in this presentation. More information about these and other statements, risks and uncertainties is contained in our filings with the U.S. Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, occurrence of future events or otherwise except as required by applicable law.

 Creating a Market Leader in Cytogenomics

The Diagnostic Journey Often Ends in Frustration, Disappointment and Premature Death Because the Current Tools are Insufficient



Constitutional Genetic Diseases

- Neuro-developmental disorders (NDDs) occur at a rate of 1 in 6
- A substantial fraction (50 – 70%) of test results are negative
- Without a definitive molecular diagnosis, these patients may not get optimal treatment and their diagnostic odyssey continues



Blood Cancers

- 200,000 new cases diagnosed each year in US among approximately 1 million patients tested
- Again, most test results are negative
- Even with a definitive diagnosis and good prognosis, average survival in leukemia tends to be split between good outcomes (long survival) and poor outcomes (short survival) – current methods are insufficient

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 Better Tools are Needed Because the Genome Variations that Cause Disease Are Not All the Same!   Insertion  Deletion  Translocation  Inversion  Repeat Expansion  Single NucleotidePolymorphisms(SNPs)1 base pair (bp)  StructuralVariations(SVs)100s bp to Millions bp  AneuploidyFull Chromosomes

 Sequencers Cannot Reliably Detect Structural Variations    1 to 100s base pairs (bp)  100s bp to Millions bp  Insertion  Deletion  Repeats  Translocation  Inversion  Sequencers can detect these  Sequencers are BLIND to these        ONLY Saphyr detects these large SVs that cause disease*  ✓  SNPs to Small Structural Variants  Large Structural Variations (SVs)    ✘    ✓    1 to 10,000 bp  We believe that Saphyr is the only genome analysis platform capable of comprehensive, cost effective & efficient detection of large SVs (500 bp and larger)

Cytogenetics & Cytogenomics are the Current Paradigm in Testing for SVs

What is Cytogenetic Analysis?

Cytogenetics means the detection of chromosomal disorders in the laboratory by karyotyping (examining the chromosomes within a cell). Molecular cytogenetics involves testing of a specific disease locus by fluorescence-in-situ hybridization (FISH) assay.

What does it test for?

Diseases caused by large genomic aberrations also known as structural abnormalities (not sequence abnormalities). Structural abnormalities include translocations, insertions, deletions and other chromosomal rearrangement of genomic information.

What do Medical Guidelines say?

ACMG, AMP, AAN, AAP recommend KT/FISH/CMA/Frag-X as the standard of care for constitutional disorders

WHO/NCCN/NCI/NHS recommend KT/FISH/CMA as standard of care for hematologic malignancies.

Why sequencing cannot address Cytogenetics?

The human genome is highly repetitive and large structural abnormalities are often hidden among repeats. Reads from NGS and *even* long-read sequencing are too short to span the repetitive sections and thus are unable to capture the large structural abnormalities/genomic aberrations.

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The Cytogenetics Workflow is a Nightmare!



Fetal Tissue
Blood
Amnio/CVS
Bone Marrow
DNA Extraction
Culture
CD20 Cell Separation
Microarray
QFPCR
Harvest
FISH
Y Microdeletions
13, 18, 21, XY
G-Band Slide Production
RP11 Custom Probes
Myeloma
CLL
AML
CML
ALL
ddPCR
Image Capture
Risk Register!

Based on the Cyto worklow at NHS Lothian, Edinburgh Scotland, per Dr. Eddy Maher

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   Saphyr offers an Alternative to Traditional Cyto Methods by Offering a One-Stop-Shop for Detecting all SVs Recommended by Medical Guidelines

 We Estimate our Market Opportunity to be $2.6B – $3.8B Based on Selling As Many as 10,000 Saphyr Systems  CYTOGENETICS(Digital Cytogenetics)  2,500+ cytogenetics labs worldwide  $0.5B-$0.6B  Estimated revenues  $0.2B-$0.4B  Estimated annual recurring revenues      DISCOVERY RESEARCH(Complement Sequencing)  7,000+(and quickly growing) high-throughput sequencers worldwide  $1.4B-$1.8B  Estimated revenues  $0.5B-$1.1B  Estimated annual recurring revenues

 We Believe Bionano is Alone in Addressing SVs and Digital Cytogenetics  Comprehensive SVs+ Digital Cyto  Single Cell Analysis  SNPs Exomes WGS  TranscriptomeRNA SEQ Spatial Analysis  DNA  RNA

 Studies Show 100% Concordance with the Standard of Care Methods  BIONANO FOUND ALL clinically reported variants detected by Karyotype, FISH and Chromosomal Microarray  NO OTHER TECH has been shown, in a single assay, to deliver results of all 3 traditional technologies

 Consortium of US Thought Leaders Recommend Saphyr as an Alternative to Karyotyping in AML

Case Study: Saphyr Found the SV that Was Responsible, Helping Solve This Case in Pediatric Genetic Disease

Saphyr detected a 410kbp duplication & insertion in the DMD gene which provided a definitive molecular diagnosis of Duchenne's Muscular Dystrophy




Chromosome 15
410 kbp duplication/insertion
Destroys normal function of the DMD
Chromosome X

Children's National Medical Center

Juvenile male patient suffering from muscular weakness and developmental delay
Patient tested negative by standard and advanced molecular methods

- Chromosomal Microarray
- Multiplexed Ligation Polymorphism Assay (MLPA)
- PCR and Sanger Sequencing
- Whole Exon & Whole Genome Sequencing

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 UCSF & Children’s Hospital of Oakland Study – Largest study of Dx Yield - Shows Saphyr can Diagnose Additional 18% of Undiagnosed Patients

Bionano Data are Proving to be Essential in Advancing Discovery Research

Institution	Disease	Finding
MAYO CLINIC	**ALS**	Resolved mosaic repeat expansions
MAYO CLINIC	**Alzheimer's Disease**	Identified deletions in CR1
CRC Centre de Recherche des Cordeliers	**Hepatocellular Carcinoma**	Identified Hep B Virus insertion that caused tumor and replication stress
UCLA	**Disorder of Sex Development**	Identified 6 kbp insertion in WDR11
PennState College of Medicine	**Leukemia**	In 12 patients, found dozens of novel genes with recurring structural variants
Duke	**Epilepsy and Developmental Delay**	Detected 90 kbp mosaic deletion in CDKL5
MGH 1811 Massachusetts General Hospital	**Congenital Diaphragmatic Hernia**	Revealed complex genome structures and new candidate genes
Emory University	**3q29 Microdeletion Syndrome**	Characterized large, complex repeats and rearrangements in parents of 3q29 patients

In results expected to be published, based on comparative studies against one or more of NGS, CMAs, FISH & Karyotoping

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 Saphyr will be used to identify variants in host genomes that influence COVID-19 response, severity, progression and drug response  First study in Wuhan with Bionano service provider GrandOmics is underway  European study involving University of Hannover genomic epidemiologists launched March 2020  CHINA  EUROPE  COMPUTE PARTNERS  Bionano Saphyr is Prominently Involved in the Search for Risk Markers that Stratify COVID-19 Patients by Risk and May Help Vaccine and Rx Development  Rescale, together with Amazon, Google and Microsoft, are donating compute capacity  US-BASED CONSORTIUM  COVID19HostGenomeSV.com  Consortium founded by Dr Ravi Kolhe at Augusta is enrolling 100s to 1000s of patients in a study that has shown preliminary promise

In August 2020, We Acquired the Diagnostics Service Provider, Lineagen, a Leader in Diagnostic Services for Pediatric Neurodevelopmental Disorders

Lineagen™ A BIONANO GENOMICS COMPANY

FROM ONE BUCCAL SWAB . . .

- Multiple revenue streams
- CLIA-certified LDTs and services
- Personalized, easy-to-understand results
- Genetic counseling and clinical education
- End-to-end support with reimbursement
- Test menu that matters

FSDx

firststep Dx PLUS BUCCAL

Chromosomal Microarray (CMA) designed to detect larger deletions and duplications in the genome

FRx

Fragile X Syndrome

Screening and diagnosis of Fragile X syndrome, the most common known genetic cause of ASD/ID that runs in families

Ordered with 75% of FirstStep^{Dx} PLUS CMA cases.

PGx

Pharmacogenetics Testing

Testing of genes that can impact dosage and choice of drug types, including Anti-Epilepsy and ADHD drugs

NSDx

nextstep Dx PLUS BUCCAL

Next generation whole exome gene sequencing (WES) to detect single genome letter changes undetectable by CMA

WGDx

Whole Genome Diagnostic

Most comprehensive genetic test that can detect majority of genome mutations (deletions/duplications/single base changes)

EPDx

epipanel Dx PLUS BUCCAL

A comprehensive and proprietary panel of over 220 curated genes associated with epilepsy-related conditions

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Lineagen Adds Revenue & Accelerates Clinical Adoption of Saphyr

REVENUE: IMMEDIATE IMPACT

Lineagen adds new revenue streams to help support growth of the combined business

COMBINING PRODUCT- AND SERVICE-BASED BUSINESSES

Provides centralized and decentralized offerings to support the broader market

ESSENTIAL COMPONENTS FOR BUILDING REIMBURSED DX MENU ON SAPHYR

Accelerates Saphyr entry into the clinic by adding content, skills, expertise and sample archives

CLIA Certification

- Development of proprietary LDTs helps drive Saphyr adoption
- Enhances Bionano offering to pharma customers seeking new therapeutic targets

Proprietary Content in Pediatric Neuro Developmental Disorders

Proprietary database from Toronto Sick Kids Hospital provides basis for differentiated tests, current and future

Patient Samples & Database

+60,000 tests performed on +30,000 patients, and counting

Clinical Cytogeneticists & Custom Interpretation Software

Provide expertise for improved Saphyr Dx and workflow integration

Genetic Counseling

Differentiated service and critical link between physicians, patients and families

Certified Coders

Trained billing specialists lay groundwork for reimbursement of Saphyr LDTs

3rd Party Payor Contracts

Leverage existing relationships and contracts with payors

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2020 Corporate Highlights

Q1

5 Saphyr Shipped
83 installed

694 FCs Sold
VS 468 in Q1 2019

New Go to Market – Bionano Data Centric
Services, Reagent Rentals & Capital Purchase

AGBT2020 PRECISION HEALTH
19 Presentations

Landmark Publication: Concordance with Cyto
in Leukemias

Initiated COVID-19 Host Genome Studies

Increased Throughput/output

SAPHYR ADOPTION

GeneDx

Revenue: $0.9M

Q2

6 Saphyr Shipped
87 installed

1424 FCs Sold
VS 493 in Q2 2019

ESHG
Consortium Presentation: Saphyr Concordance with Cytogenomics Standard of Care in Constitutional Disorders

SAPHYR ADOPTION

NHS Hospital (UK) adopts Saphyr

Largest US FSHD testing site

BOARD OF DIRECTORS NEW ADDITIONS


Yvonne Linney


Hannah Mamuszka

Revenue: $1.2M

Q3

11 Saphyr Shipped
93 installed

1785 FCs Sold
VS 1332 in Q3 2019

Landmark Publication: Concordance with Cyto
in Constitutional Disorders

Consortium Formation: COVID-19 Host Genetics SV Consortium

German accreditation for Saphyr LDTs

Acquisition of CLIA business w Clinical Sales
Lineagen A BIONANO GENOMICS COMPANY

Addition of Key New Executives


Alka Chaubey, PhD, Chief Medical Officier


Chris Stewart, Chief Financial Officer

Revenue: $2.2M

Q4

12* Saphyr Shipped
97 installed

2362* FCs Sold
VS 1332 in Q3 2019

Landmark Publication:
in Acute Myeloid Leukemia; Authors recommend Saphyr as Karyotype replacement

UCSF Publication: Saphyr Increases Diagnostic Yield

ASHG VIRTUAL MEETING 2020
18 Presentations

COVID Consortium
Adds Studies in Comparative Genomics and MIS-C

Improved and Simplified Clinical Analysis Tools

Saphyr Throughput – 96 human genomes per week

Revenue*: $3.8M to $4.2M

*Preliminary estimates for Q4 2020

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Experienced Management Team and Board

Executive Management Team



Erik Holmlin, PhD
President, CEO & Board Member



Mark Oldakowski
Chief Operating Officer



Christopher Stewart
Chief Financial Officer



Alka Chaubey, PhD
Chief Medical Officer

Board of Directors (Non-Executive)

David Barker, PhD
Chairman of Bionano;
former CSO of Illumina

Christopher Twomey
Former CFO of Biosite;
Ernst & Young

Albert Luderer, PhD
CEO – Integrated Dx

Kristiina Vuori, MD, PhD
President – Sanford
Burnham Prebys MDI

Hannah Mamuszka
CEO – Alva10

Yvonne Linney, PhD
Founder – Linney
BioConsulting

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Thank You

Contact:

R. Erik Holmlin
CEO
eholmlin@bionanogenomics.com

Chris Stewart
CFO
cstewart@bionanogenomics.com